                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         The undersigned, being a director or officer or both of Capital Auto Receivables, Inc., hereby constitutes and appoints Linda K. Zukauckus and Richard V. Kent, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Capital Auto Receivables, Inc.), to sign a Registration Statement on Form S-3 covering Asset Backed Notes and Certificates to be sold by Capital Auto Receivables, Inc. and any or all amendments (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned on November 5, 2004.


/s/ SANJIV KHATTRI                              /s/ WILLIAM F. MUIR
------------------------------                  ------------------------------
Sanjiv Khattri                                  William F. Muir

/s/ JOHN E. GIBSON                              /s/ PAUL D. BULL
------------------------------                  ------------------------------
John E. Gibson                                  Paul D. Bull

/s/ CYNTHIA A. RANZILLA                         /s/ JEROME B. VAN ORMAN, JR.
------------------------------                  ------------------------------
Cynthia A. Ranzilla                             Jerome B. Van Orman, Jr.

/s/ RICHARD E. DAMMAN                           /s/ GUNTER DUFEY
------------------------------                  ------------------------------
Richard E. Damman                               Gunter Dufey

/s/ LINDA K. ZUKAUCKAS                          /s/ ERIC A. FELDSTEIN
------------------------------                  ------------------------------
Linda K. Zukauckas                              Eric A. Feldstein

                                POWER OF ATTORNEY

         The undersigned, being a director or officer or both of Central Originating Lease, LLC, hereby constitutes and appoints Linda K. Zukauckus and Richard V. Kent, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Central Originating Lease, LLC), to sign a Registration Statement on Form S-1 covering Secured Notes to be sold by Central Originating Lease Trust and any or all amendments (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned on November 5, 2004.



/s/ SANJIV KHATTRI                              /s/ WILLIAM F. MUIR
------------------------------                  ------------------------------
Sanjiv Khattri                                  William F. Muir

/s/ JOHN E. GIBSON                              /s/ PAUL D. BULL
------------------------------                  ------------------------------
John E. Gibson                                  Paul D. Bull

/s/ CYNTHIA A. RANZILLA                         /s/ JEROME B. VAN ORMAN, JR.
------------------------------                  ------------------------------
Cynthia A. Ranzilla                             Jerome B. Van Orman, Jr.

/s/ RICHARD E. DAMMAN                           /s/ DAVID J. BROPHY
------------------------------                  ------------------------------
Richard E. Damman                               David J. Brophy

/s/ LINDA K. ZUKAUCKAS                          /s/ ERIC A. FELDSTEIN
------------------------------                  ------------------------------
Linda K. Zukauckas                              Eric A. Feldstein